UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 31, 2020

Date of Report (Date of earliest event reported)

Toga Limited
(Exact name of registrant as specified in its charter)

Nevada	333-138951	98-0568153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2575 McCabe Way, Suite 100 Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

(949) 333-1603

(Registrant's telephone number)

__________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol(s)	Name of each Exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On May 31, 2020, Toga Limited, a Nevada corporation (the “Company”), entered into two Stock Purchase Agreements (the “Stock Purchase Agreements”) with  Toh Kok Soon (“Toh”), the Company’s President, Chief Executive Officer and Director, Lim Jun Hao (“Lim”), a former board member and current shareholder, and the two shareholders of Eostre Sdn. Bhd., a Malaysia corporation (“Eostre”), pursuant to which the Company will, subject to the terms and conditions of each Stock Purchase Agreement and other related agreements (“Transaction Documents”), acquire 100% of the equity of Eostre (comprised of 5,000,000 ordinary shares of stock, par value of RM 1.00 per share) (the “Acquisition”) for MYR 5 Million (approximately USD $1,250,000) (the “Purchase Price”).  The Acquisition is subject to certain approvals by the relevant governmental authorities in Malaysia, which approvals are still being obtained by the Company.

Eostre was incorporated in Malaysia on May 29, 2019.  Its principal place of business is Selangor, Malaysia.  At the time of the Acquisition, Eostre was a shell entity with no current business or operations.  Its sole asset was a direct selling license (the “License”) to operate a business in the “direct sales” space in Malaysia.  Subject to the “Direct Sales and Anti-Pyramid Scheme Act 1933,” this license is a pre-requisite to operating a company in the direct sales space in Malaysia.  The expiration date of the license is November 21, 2021; however, the Company anticipates that it will renew the license at such time.

The Acquisition is expected to be completed in two phases to meet certain regulations under Malaysian law.  In the first phase, (i) the Company will acquire 20% of Eostre, consisting of 1,000,000 ordinary shares of stock; (ii) Toh and Lim will acquire 20% (1,000,000 ordinary shares) and 25% (1,250,000 ordinary shares) of Eostre, respectively; and (iii) a current owner of Eostre will acquire the balance of 1,350,000 shares, which, combined with his current ownership of 400,000 ordinary shares, will result in his owning 35% (1,750,000 ordinary shares) of Eostre.  Toh, Lim, and the current owner of Eostre will be referred to herein as the “Individual Purchasers.”

The Company will deposit the Purchase Price directly into the bank account of Eostre, which will be controlled by the Company or its designees subsequent to the closing date of the first phase. Pursuant to the Stock Purchase Agreements, Toh, Lim and the two original owners of Eostre are not entitled to receive any profit in connection with the acquisition.  The Individual Purchasers will execute demand notes in favor of the Company for their respective portions of the Purchase Price.  Such demand notes will bear interest at a rate of 4% per annum.  In addition, the Individual Purchasers will each execute a security and pledge agreement in favor of the Company pledging their shares in Eostre as collateral, until such time as the second phase is completed.  The Individual Purchasers will also grant irrevocable proxies to the Company to vote their shares in Eostre until such time as the second phase of the Acquisition is completed.

In the second phase of the Acquisition, the promissory notes issued by the Individual Purchasers will be cancelled and deemed paid in full, and the remaining 80% of the equity in Eostre will be transferred to the Company.  The second phase of the Acquisition is expected to close as soon as practicable after the six-month anniversary of the signing date of the Stock Purchase Agreements, based on the expected timing required to obtain the necessary approvals from the Malaysian Ministry of Trade.

The Stock Purchase Agreements contain representations and warranties made by and to the parties thereto as of specific dates.  The statements embodied in those representations and warranties were made for the purpose of allocating risk between the parties rather than establishing matters as facts, and are subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Stock Purchase Agreements.  In addition, certain representations and warranties were made as of a specified date and may be subject to a contractual standard of materiality different from those generally applicable to investors.

The foregoing descriptions of the Transaction Documents do not purport to be a complete description of all of the terms, provisions, covenants, and agreements contained therein, and are subject to and qualified in their entirety by reference to the full text of the Transaction Documents, copies of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended April 30, 2020, and will be incorporated herein in their entirety by reference.

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Item 7.01 Regulation FD Disclosure.

On June 6, 2020, a spokesperson of the Company, will present certain information at an informational meeting of the Company to be held in Kuala Lumpur, Malaysia on a PowerPoint presentation (the “Presentation”) regarding the Company’s planned business operations for Eostre, its direct selling program and its future strategy.  The Company anticipates that a number of the Company’s stockholders and others will be present.  The Company’s Presentation includes certain forward-looking information. A copy of the Presentation is furnished herewith as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement in the Presentation is based.

The information in this Item 7.01 of this Report and in Exhibit 99.1 attached to this Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  The information contained in this Item 7.01 of this Current Report shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01 Financial Statements and Exhibits.

Exhibits:

99.1	Slide Presentation to be used by the Company on June 6, 2020.

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TOGA LIMITED

DATED: June 5, 2020	By:	/s/ Alexander D. Henderson
Alexander D. Henderson
Chief Financial Officer (Principal Financial and Accounting Officer)

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